                                                                    EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

     This Registration Rights Agreement (this "Agreement") is made and entered
                                               ---------
into as of August 28, 2001, between Organogenesis Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and those
                                                           -------
Purchasers listed on Schedule I annexed hereto (the "Purchasers").
                                                     ----------

     This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the "Purchase
                                                                  --------
Agreement").
---------

     The Company and the Purchasers hereby agree as follows:

     1.  Definitions. Capitalized terms used and not otherwise defined herein
         -----------
shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Advice" shall have the meaning set forth in Section 3(m).
      ------

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                   -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in the Commonwealth of Massachusetts generally are authorized or required by law or other government actions to close.

     "Closing Date" shall have the meaning set forth in the Purchase Agreement.
      ------------

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Stock" means the Company's Common Stock, $.01 par value per share.
      ------------

     "Effectiveness Date" means the 90th day following the Closing Date.
      ------------------

     "Effectiveness Period" shall have the meaning set forth in Section 2(a).
      --------------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Filing Date" means the 45th day following the Closing Date.
      -----------

     "Holder" or "Holders" means the holder or holders, as the case may be, from
      ------      -------
time to time of Registrable Securities.

     "Indemnified Party" shall have the meaning set forth in Section 5(c).
      -----------------

     "Indemnifying Party" shall have the meaning set forth in Section 5(c).
      ------------------

     "Losses" shall have the meaning set forth in Section 5(a).
      ------

     "Person" means an individual or a corporation, partnership, trust,
      ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding
      ----------
(including. without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Prospectus" means the prospectus included in the Registration Statement
      ----------
(including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Registrable Securities" means the shares of Common Stock (i) issued to the
      ----------------------
Purchasers pursuant to the Purchase Agreement (ii) issuable upon exercise of the Warrants issued to the Purchasers pursuant to the Purchase Agreement and (iii) issued as a result of any stock split, stock dividend, recapitalization, combination, merger, consolidation, distribution or similar event or otherwise with respect to the shares of Common Stock referenced in (i) and (ii) above.

     "Registration Statement" means the registration statements contemplated by
      ----------------------
Section 2(a) (and any additional Registration Statements contemplated in the definition of Registrable Securities), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre and post effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the
      --------

Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the Commission pursuant to the
      --------
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission baying substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     2.   Registration. (a) On or prior to the Filing Date the Company shall
          ------------
prepare and file with the Commission a Registration Statement covering all Registrable Securities. The Registration Statement shall be on Form S-3 (except if otherwise directed by the holders of a majority in interest of the applicable Registrable Securities in accordance herewith or if the Company is not then eligible to register the Registrable Securities for resale on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall (i) not permit any securities other than (a) the Registrable Securities (b) such other shares of other third party holders totaling not more than 100,000 shares of Company Common Stock, to be included in the Registration Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the later of the date which is one year after the date that such Registration Statement is declared effective by the Commission on such date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effectiveness Period"); provided, however, that the Company shall
             --------------------    --------  -------
not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

          (a)  Piggy-Back Registrations. If at any time when there is not an
               ------------------------
effective Registration Statement the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for the account of the Company or others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such holder requests to be registered. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder. Notwithstanding the foregoing, if the managing underwriter shall advise the Company and the Holders of the Registrable Securities in writing that, in its opinion, the inclusion of the Registrable Securities could materially adversely effect the offering, then the managing underwriter may elect to exclude all or such portion of such Registrable Securities from such offering, provided that the managing underwriter may only exclude any of the Registrable Securities to the same extent, on a pro rata basis, that it excludes securities of other holders. The Company shall have the right to withdraw any such proposed registration statement, or to withdraw the same after the filing, but prior to the effective date thereof. Notwithstanding the foregoing, no Holder of Registrable Securities shall be entitled to include Registrable Securities in a registration statement filed by the Company pursuant to Section 2(a) or 2(c) of the Registration Rights Agreement annexed as Exhibit E to the Securities Purchase Agreement dated February 23, 2001 between the Company and Novartis Pharma AG.

     3.   Registration Procedures. In connection with the Company's registration
          -----------------------
obligations hereunder, the Company shall:

          (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or such other form if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders), and cause the Registration Statement to become effective as soon as possible, but in no event later than the Effectiveness Date, and to remain effective as provided herein; provided, however, that not less than seven (7)
                              --------  -------
Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or their counsel, shall reasonably object in writing within five (5) Business Days of their receipt thereof.

          (b) (i) Prepare and file with the Commission such amendments, including post effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold and their counsel immediately (and, in the case of (c)(i) (A) below, not less than five
(5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day
(i)(A) when a Prospectus or any Prospectus supplement or post effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to prevent the issuance of; or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) Furnish to each Holder and their counsel, without charge, at least one confirmed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (f) Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (g) Use its best efforts to register or qualify or cooperate with the selling Holders and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally
--------  -------
to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends (other than legends relating to the existence of any shareholder rights or similar agreement then in effect to which the Holders are party and which legend appears on all other certificates for the Company's Common Stock), and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request at least two Business Days prior to any sale of Registrable Securities.

          (i) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (j) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on the American Stock Exchange and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed.

          (k) Make available for inspection by the selling Holders, a representative of such Holders, and an attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, attorney or accountant in connection with the Registration Statement; provided, however that any information that is
                                 --------  -------
determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall not be available to such Persons unless and until such Persons shall have entered into a confidentiality agreement with the Company with respect thereto.

          (l) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12 month period (or 90 days alter the end of any 12 month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12 month period, or such shorter periods as is consistent with the requirements of Rule 158.

          (m) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (n) If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          The Purchasers covenant and agree that (i) they will not sell any Registrable Securities under the Registration Statement until they have received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) the Purchasers and, if applicable, their officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j),
                                                                 ------------
or until it is advised in writing (the "Advice") by the Company that the use of
                                        ------
the applicable

Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

          Notwithstanding anything to the contrary in this Section 3, at any time after the Registration Statement has been declared effective, the Company may delay the filing or effectiveness of a Registration Statement and delay the disclosure of any information concerning the Company if the Board of Directors of the Company determines in good faith that in its reasonable business judgment such disclosure would interfere in any material respect with any financing, acquisition, corporate reorganization or other transaction or development involving the Company that in the reasonable good faith business judgment of such board is a transaction or development that is or would be material to the Company and, in the opinion of counsel to the Company, such disclosure is not otherwise required (a "Grace Period") provided, that the Company shall promptly
                       ------------
(i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period and the date on which the Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; and, provided further, that (A) during any consecutive 120 day period, the Grace Period shall not exceed Thirty (30) calendar days in the aggregate, and (B) during any consecutive 365 day period, the Grace Period shall not exceed forty-five (45) calendar days in the aggregate. For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) of this paragraph and shall end on and include the date the Holders receive the notice referred to in clause (ii) of this paragraph.

     4.   Registration Expenses. All fees and expenses incident to the
          ---------------------
performance of or compliance with this Agreement by the Company shall be borne by the Company and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the American Stock Exchange and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of photocopying prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Any fees of counsel to the Purchasers and any underwriting discounts and commissions payable in connection with the sale of Registrable Securities in an underwritten offering shall be borne by the Purchasers.

     5.   Indemnification.
          ---------------

          (a)  Indemnification by the Company. The Company shall,
               ------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors and agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, reasonable costs (including, without limitation, attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out
                                              ------
of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)  Indemnification by Holders.  Each Holder shall, severally and not
               --------------------------
jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the gross proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)  Conduct of Indemnification Proceedings. If any Proceeding shall
               --------------------------------------
be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person
 -----------------
from whom indemnity is sought (the "Indemnifying Party") in writing, and the
                                    ------------------
Indemnifying Party shall have the right to participate in, and to the extent the Indemnifying Party so desires, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Patty and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to die extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 30 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require
                           --------
such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d)  Contribution. If a claim for indemnification under Section 5(a)
               ------------
or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata
                                                              --- ----
allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), each Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.   Rule 144. The Company shall file the reports required to be filed by
          --------
it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration wider the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

     7.   Miscellaneous.
          -------------

          (a)  Remedies.  In the event of a breach by the Company or by a
               --------
Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breath by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breath, it shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements. Neither the Company nor any of its
               --------------------------
subsidiaries has, as of the date hereof nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

          (c)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence,
            --------  -------
Registrable Securities that are owned, directly or indirectly, by the Company, are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended,
--------  -------
modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e)  Notices. Any and all notices or other communications or
               -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Boston, Massachusetts time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (Boston, Massachusetts time) on any date and earlier than 11:59 p.m. (Boston, Massachusetts time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or
(iv) upon actual receipt by the party to whom such notice is required to be given.

          If to the Company   Organogenesis Inc.
                              150 Dan Road
                              Canton, MA 02021
                              Attn: Michael Sabolinski, M.D., President
                              Attn: John Arcari, Chief Financial Officer
                              Facsimile No.: (781) 575-1570

          With copies to:     Kramer Levin Naftalis & Frankel LLP
                              919 Third Avenue
                              New York, New York 10022
                              Attn: Ezra G. Levin, Esquire
                              Facsimile No.: (212) 715-8000

     If to the Purchasers:    To the Purchasers at the Addresses
                              Listed on Schedule I

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (f)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder.

          (g)  Assignment of Registration Rights. The rights of the Purchasers
               ---------------------------------
hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Purchasers to any assignee or transferee of all or a portion of the Registrable Securities if: (i) each such Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such proposed transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company receives the written notice contemplated by clause
(ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (iv) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Purchasers (and to subsequent) successors and assigns.

          (h)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (i)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of law.

          (j)  Cumulative Remedies. The remedies provided herein are cumulative
               -------------------
and not exclusive of any remedies provided by law.

          (k)  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (l)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                           SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                             ORGANOGENESIS INC.


                             By: /s/ John J. Arcari
                                 -----------------------------------

                             PURCHASERS

                             Purchaser Name:


                             Bernard A. Marden
                             ---------------------------------------


                             By: /s/ Bernard A. Marden
                                 -----------------------------------

                             Name: _________________________________

                             Title: ________________________________

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                             ORGANOGENESIS INC.


                             By: /s/ John J. Arcari
                                 -----------------------------------

                             PURCHASERS

                             Purchaser Name:


                             Glenn Nussdorf
                             ---------------------------------------


                             By: /s/ Glenn Nussdorf
                                 -----------------------------------

                             Name: _________________________________

                             Title: ________________________________

                                  SCHEDULE I
                                  ----------

                                THE PURCHASERS
                                --------------


Name and Address of            Number of Shares             Number of Warrants
-------------------            ----------------             ------------------
Purchaser
---------

Alan Ades                      155,039                      19,080
Bernard Marden                  96,899                      11,925
Glenn Nussdorf                 251,938                      31,004